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                                                                     Exhibit 99f




                            IMPERIAL PARKING LIMITED

                                   as Borrower


                                     - and -


                                504463 N.B. INC.
                          (NOW IMPARK SERVICES LIMITED)

                                  as Guarantor


                                     - and -


                      THE FINANCIAL INSTITUTIONS SET FORTH
                          ON THE SIGNATURE PAGES HEREOF


                                     - and -


                                BT BANK OF CANADA

                                    as Agent



                                SECOND AMENDMENT
                  TO THE AMENDED AND RESTATED CREDIT AGREEMENT
                           DATED AS OF APRIL 17, 1997

                         DATED AS OF DECEMBER 30, 1998



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                                SECOND AMENDMENT


                  Second Amendment, dated as of December 30, 1998, to the Amended and Restated Credit Agreement dated as of April 17, 1997 among IMPERIAL PARKING LIMITED, a corporation amalgamated and existing under the laws of Canada, as Borrower, 504463 N.B. INC., now IMPARK SERVICES LIMITED, a corporation incorporated and existing under the laws of the Province of New Brunswick, as Guarantor, BT BANK OF CANADA ("BT") and HONGKONG BANK OF CANADA ("HKBC"), as Lenders, and BT BANK OF CANADA, as Agent (the "Credit Agreement").

                  WHEREAS the Credit Agreement was amended pursuant to a First Amendment dated as of December 30, 1997;

                  AND WHEREAS the Credit Agreement was also amended pursuant to a waiver letter dated as of June 25, 1998 following the breach by the Borrower of certain of the financial covenants set out in the Credit Agreement;

                  AND WHEREAS the Lenders and the Borrower have agreed to make certain amendments to the Credit Agreement with the intention that the Borrower will be able to meet its obligations under the Credit Agreement, as amended, on an ongoing basis for the remainder of the term of the Credit Agreement;

                  NOW THEREFORE, in consideration of the agreements set forth herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agent, the Lenders, the Borrower and the Guarantor hereby agree that the Credit Agreement shall be amended as follows:

1. Certain definitions contained in section 1.1 of the Credit Agreement are hereby amended to read in their entirety as follows:

         " "ACCOMMODATION" means (i) an advance made by a Lender on the occasion of any Borrowing; (ii) the creation and purchase of a Bankers' Acceptance or the purchase of completed Drafts by a Lender or by any other Person on the occasion of any Drawing; (iii) the issue of a Letter of Credit by BT or HKBC; and (iv) the creation of an Overdraft in the Overdraft Account established with HKBC (each of which is a "TYPE" of Accommodation)."

         " "ACCOMMODATIONS OUTSTANDING" means, subject in the case of the Operating Facility to the definition of "Operating Commitment" set out below, at any time under a Credit Facility, an amount equal to
           (i) in relation to the Borrower and all Lenders, the sum of (s) the aggregate principal amount of all outstanding Advances; (t) the aggregate Face Amount of all outstanding Bankers' Acceptances, completed Drafts and, without duplication, BA Equivalent Notes which the Lenders have purchased or arranged to have purchased; (u) the aggregate Face Amount of all Letters of Credit for which BT and HKBC are contingently liable; and (v) the Overdraft outstanding in the Overdraft Account; and (ii) in relation to the Borrower and any Lender, the sum of (w) the aggregate principal amount of all


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           outstanding Advances made by such Lender; (x) the aggregate Face
           Amount of all outstanding Bankers' Acceptances, completed Drafts and, without duplication, BA Equivalent Notes which such Lender has purchased or arranged to have purchased; (y) the aggregate Face Amount of all Letters of Credit for which BT or HKBC, as applicable, is contingently liable; and (z) in the case of HKBC only, the amount of the Overdraft in the Overdraft Account (except for the purposes of the "Majority Lenders" definition in which case only half the amount of the Overdraft in the Overdraft Account will be taken into account)."

         " "CONSOLIDATED EBITDA" means, for any period of months, the Consolidated Net Income of the Borrower, the Guarantor and their respective Consolidated Subsidiaries (or with respect to the definition of Target EBITDA, the relevant target entity mutatis mutandis) increased by the sum of (i) Consolidated Interest Charges,
           (ii) Consolidated Income Tax Expense, (iii) Consolidated Depreciation and Amortization Expense, (in each case, for such period and calculated prior to extraordinary items), and in addition (but not in the case of Target EBITDA), (iv) such out-of-pocket expenses incurred by such entities on a one time basis and which can reasonably be solely attributed to the carrying out of the Transaction, and, in the case of any period of months encompassing the period from October 1, 1998 to September 30, 1999, (v) an amount equal to $4,020,000 in respect of extraordinary one-time expenses respecting severance pay, legal, consulting and other professional fees and banking fees (provided that in the case of (v) such amount has been invested in the Borrower by FUR, FUMI or any of their affiliates and the Borrower's obligation to repay such amount is subordinated and postponed to the Borrower's obligations to the Lenders on a basis satisfactory to the Lenders)."

         " "CONSOLIDATED INDEBTEDNESS" means the aggregate of all Debts For
           Borrowed Money of the Borrower, the Guarantor and their respective Consolidated Subsidiaries less (w) the face amount of the FUR Letter of Credit to the extent not drawn down by the Agent, (x) Subordinated Debt, (y) cash and Permitted Marketable Securities on the balance sheet of the latest financial statements delivered to the Agent pursuant to Section 8.1(a), provided that such cash is maintained in an account at BT or HKBC and such Permitted Marketable Securities are held by the Agent or HKBC as custodian and (z) such other cash and Permitted Marketable Securities, which is not deposited with or held by, as applicable, BT or HKBC, on the balance sheet of the latest financial statements delivered to the Agent pursuant to Section 8.1(a) to the extent that the aggregate value of such cash and Permitted Marketable Securities does not exceed an aggregate amount of U.S. $250,000."

         " "CONSOLIDATED INTEREST CHARGES" means, for any period of months for the Borrower, the Guarantor and their respective Consolidated Subsidiaries, the total of (i) all items properly classified as interest expense (whether expended or capitalized) in accordance with Generally Accepted Accounting Principles; and (ii)


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           the imputed interest component for any element of Consolidated
           Indebtedness (such as capital leases and deferred revenues) which would not be classified as interest expense pursuant to Generally Accepted Accounting Principles, calculated using an interest rate equal to the then prevailing Canadian Prime Rate, in each case for such period, provided that, notwithstanding the foregoing, no interest will be included in this calculation with respect to (A) the FUR Subordinated Debt or (B) the Accommodations supported by the FUR Letter of Credit, the exclusion in (B) being achieved by taking the amount otherwise calculated under this paragraph and deducting a percentage of that amount equal to 100% times the result of dividing
           (x) Cdn$11,500,000 by (y) the average aggregate, calculated on the basis of the average of such amounts as at the end of each Financial Quarter, of all Accommodations Outstanding under the Acquisition Facility, the Term Facility and the Operating Facility (up to a maximum of Cdn$6,500,000 in the case of the Operating Facility) for such period."

         " "CREDIT DOCUMENTS" means this Agreement, the Original Credit
           Agreement, the Drafts, the Banker's Acceptances, the BA Equivalent Notes, the Security Documents, the Hedging Agreements, the Fee Letters, and Overdraft Security and all other connected agreements, and any amendments to any of the foregoing and any waivers effectively amending any of the foregoing."

         " "DRAFT" includes a blank bill of exchange, within the meaning of the Bills of Exchange Act (Canada), and a depository bill, which is subject to the Depository Bills and Note Act (Canada), drawn by the Borrower on a Lender or any other Person, in form acceptable to such Lender or such Person, which at such time has not been completed or accepted by such Lender or such Person."

         " "DRAWING FEE" means with respect to each Draft or Bankers' Acceptance drawn by the Borrower hereunder and purchased by any Person on any Drawing Date, an amount equal to the aggregate of (i) 1.50%, with respect to any portion of the term to maturity of such Draft from and including January 11, 1999, up to and including June 30, 1999, and
           (ii) 1.75%, with respect to any portion of the term to maturity of such Draft before January 11, 1999 or after June 30, 1999, multiplied in each case by the aggregate Face Amount of such Draft, calculated on the basis of the term to maturity of such Draft and a 365/366 day year."

         " "FEES" means the fees payable by the Borrower under Sections 2.7 and 5.7."

         " "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the American Institute of Certified Public Accountants and statements and pronouncements of the Governmental Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination, applied on a consistent basis (except for changes made with
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           the prior written consent of the Agent and approved by the Borrower's independent auditors as being in accordance with such opinions, statements and pronouncements)."

         " "LETTER OF CREDIT" means a standby letter of credit issued or to be issued for the account of the Borrower pursuant to Article 5."

         " "OPERATING COMMITMENT" means, at any time, in respect of the Operating Facility, notwithstanding the aggregate amount of each Lender's Operating Commitment, Cdn$6,500,000."

         " "OPERATING FACILITY" means the Credit Facility to be made available to the Borrower hereunder for the purposes specified in Section 2.3 by BT by way of Letter of Credit and by HKBC by way of Overdraft and Letter of Credit."

2. The definition of "Working Capital Line" contained in section 1.1 of the Credit Agreement is hereby deleted.

3. The following definitions are hereby added to section 1.1 of the Credit Agreement:

         " "CIBC LETTERS OF CREDIT" means letters of credit issued by Canadian
           Imperial Bank of Commerce on behalf of the Borrower, which as of December 30, 1998 have an aggregate face amount of Cdn$2,045,000."

         " "FUR LETTER OF CREDIT" means a letter of credit in the face amount of US$8,000,000 and in form satisfactory to the Agent issued at the request of FUR, by a bank acceptable to the Agent, to the Agent as beneficiary on behalf of the Lenders."

         " "HKBC" means Hongkong Bank of Canada."

         " "OVERDRAFT" means the aggregate of all principal amounts made available under the Operating Facility by HKBC, subject to the provisions of Article 5A, and debited to the Overdraft Account (including cheques and withdrawals and accrued and unpaid interest) in excess of the aggregate at any time and from time to time of all principal amounts credited to the Overdraft Account."

         " "OVERDRAFT ACCOUNT" means collectively all current accounts opened by the Borrower with HKBC."

         " "OVERDRAFT RATE" means HKBC's Prime Rate plus 0.50 of 1% per annum from and including January 11, 1999 up to and including June 30, 1999, and thereafter 0.75 of 1% per annum, such Prime Rate being a floating annual rate of interest established and announced by HKBC from time to time as a reference rate used for

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           purposes of determining the rates of interest it will charge on loans denominated in Canadian dollars in Canada."

4. Section 2.1(2) of the Credit Agreement is hereby amended to read in its entirety as follows:

         " (2) Except as otherwise set out in this paragraph, each Lender severally agrees, on the terms and conditions of this Agreement, to make Accommodations rateably to the Borrower in accordance with such Lender's Term Commitment and Lender's Acquisition Commitment. In the case of the Operating Facility the issuance of Letters of Credit pursuant to Article 5 by BT or HKBC and the extension of an Overdraft by HKBC pursuant to
                  Article 5A shall not be done rateably. Accommodations shall be made available as (i) Advances, pursuant to Article 3; (ii) Drawings, pursuant to Article 4; (iii) Letters of Credit, pursuant to Article 5, issued by BT or HKBC; and (iv) Overdraft, pursuant to Article 5A, extended by HKBC."

5. Section 2.1(3) of the Credit Agreement is hereby amended to read in its entirety as follows:

         " (3) Provided that HKBC shall be under no obligation to make Accommodations under the Operating Facility until BT has issued one or more Letters of Credit in favour of HKBC pursuant to Article 5, and then only to the extent of twice the aggregate undrawn amount of any such outstanding Letters of Credit, and, in any event, subject to the provisions of
                  Article 5A, the failure of any Lender to make an Accommodation shall not relieve any other Lender of its obligation, if any, in connection with such Accommodation, but no Lender shall be responsible for such other Lender's failure in respect of such Accommodation."

6. Section 2.1 of the Credit Agreement is hereby amended by adding the following subsection:

         "(5) Notwithstanding any other provisions of this Agreement, no further Accommodations may be obtained under either the Acquisition Facility or the Term Facility, and the Acquisition Commitment and the Term Commitment are reduced to the Accommodations Outstanding under the Acquisition Facility and the Term Facility, respectively, as of the date of this Agreement and thereafter from time to time."

7. The last sentence of section 2.2(1) is hereby amended to read in its entirety as follows:

         " Subject to the provisions of Articles 5 and 5A, Accommodations under the Operating Facility shall revolve and may be repaid and reborrowed from time to time."

8. Section 2.3(1) of the Credit Agreement is hereby amended to delete the words "under the Working Capital Line" in subparagraph (i) thereof.


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9.       Section 2.9 of the Credit Agreement is hereby amended to add the following as paragraph (2):

         " (2) All amounts received by HKBC as a credit to the Overdraft Account will be applied against the outstanding Overdraft."

10. Section 3.3 of the Credit Agreement is hereby amended such that each reference to "0.75 of 1% per annum" is replaced by "0.50 of 1% per annum, from and including January 11, 1999 up to and including June 30, 1999, and 0.75 of 1% per annum prior to January 11, 1999 or after June 30, 1999".

11. Section 5.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

         " (1) BT which has an Operating Commitment agrees, on the terms and conditions of this Agreement to issue Letters of Credit denominated in Canadian dollars (in a maximum aggregate amount not exceeding $3,250,000 once the existing Letter of Credit issued by BT in favour of Canadian Imperial Bank of Commerce has been terminated) under the Operating Facility, for the account of the Borrower from time to time on any Business Day prior to the Relevant Repayment Date.

           (2) HKBC which has an Operating Commitment may, in its sole discretion, agree, on the terms and conditions of this Agreement to issue Letters of Credit denominated in Canadian dollars under the Operating Facility for the account of the Borrower from time to time on any Business Day prior to the Relevant Repayment Date."

12. Section 5.2(2) of the Credit Agreement is hereby amended to read in its entirety as follows:

         " (2) Not later than 2:00 p.m. (Toronto time) on the Issue Date, BT or HKBC (provided in the case of HKBC that it has consented to do so), as applicable, shall issue a Letter of Credit completed in accordance with the Issue Notice in the appropriate form. Upon receipt of the Letter of Credit and upon fulfilment of the conditions set forth in Article 6, the Agent shall deliver the Letter of Credit to or to the order of the Borrower."

13. Section 5.2(4) of the Credit Agreement is hereby amended to read in its entirety as follows:

         " (4) Prior to the Issue Date, the Borrower shall provide a precise description of the documents and the verbatim text of any certificates to be presented by the Beneficiary which, if presented by the Beneficiary, would require BT or HKBC, as applicable, to make payment under the Letter of Credit. BT or HKBC, as applicable, may require changes in any such document or certificate."



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14.      Section 5.5(2) of the Credit Agreement is hereby amended to read in its entirety as follows:

         " (2) If the Borrower fails to pay to BT or HKBC, as applicable, the amount drawn under any Letter of Credit, the unpaid amount due and payable shall, in the case of BT, automatically as of such date, and without the necessity for the Borrower to give any Borrowing Notice pursuant to Section 3.2, be deemed to be a Canadian Prime Rate Advance advanced by BT upon the basis set out in Section 3.3 above, and, in the case of HKBC, be debited by HKBC to the Overdraft Account."

15. Section 5.6(1) of the Credit Agreement is hereby amended to read in its entirety as follows:

         " (1) In determining whether to pay under a Letter of Credit, BT or HKBC, as applicable, shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit."

16. Section 5.6(2) of the Credit Agreement is hereby amended to read in its entirety as follows:

         " (2) The reimbursement obligation of the Borrower under any Letter of Credit shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including (i) any lack of validity or enforceability of a Letter of Credit, (ii) the existence of any claim, set-off, defense or other right which the Borrower may have at any time against a Beneficiary or any transferee of a Letter of Credit, the Lender or any other Person, whether in connection with the Credit Documents, the transactions contemplated therein or any other transaction (including any underlying transaction between the Borrower and the Beneficiary), (iii) any draft, demand, certificate or any other document presented with a Letter of Credit proving to be forged, fraudulent or invalid or any statement in it being untrue or inaccurate, (iv) the existence of any act or omission or any misuse of, a Letter of Credit or misapplication of proceeds by the Beneficiary, including any fraud in any draft, demand, certificate or any other document presented with a Letter of Credit, (v) payment by BT or HKBC, as applicable, under the Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of the Letter of Credit unless such payment constitutes fraud, gross negligence or wilful misconduct of BT or HKBC, as applicable, or (vi) the existence of a Default or Event of Default."


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                                     - 8 -

17. Section 5.6(3) of the Credit Agreement is hereby amended to read in its entirety as follows:

         " (3) BT or HKBC, as applicable, shall be responsible for (i) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits under it or proceeds of it, in whole or in part, which may prove to be invalid or ineffective for any reason, (ii) errors, omissions, interruptions or delays in transmission or delivery of any messages by mail, telecopy or otherwise, (iii) errors in interpretation of technical terms, (iv) any loss or delay in the transmission of any document required in order to make a drawing, and (v) any consequences arising from causes beyond the control of the Lender, including the acts or omissions, whether rightful or wrongful, of any Governmental Entity. None of the above shall affect, impair, or prevent the vesting of any of the BT's or HKBC's rights or powers under this Agreement. Any action taken or omitted by BT or HKBC under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put BT or HKBC under any resulting liability to the Borrower provided that BT or HKBC acts in accordance with the standards of reasonable care specified in the UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 Revision), ICC Publication 500 (or any replacement publication)."

18. Section 5.7(1) of the Credit Agreement is hereby amended to read in its entirety as follows:

         " (1) The Borrower shall pay to BT or HKBC, as applicable, a Fee equal to .125 of 1% per annum of its Face Amount, for the period during which a Letter of Credit is outstanding. Such Fee shall be calculated daily and payable in advance on the Issue Date in Canadian dollars and shall be non-refundable."

19. Section 5.7(2) of the Credit Agreement is hereby amended to read in its entirety as follows:

         " (2) The Borrower shall pay to BT or HKBC, as applicable, a Fee equal to 1.625% per annum for the period during which a Letter of Credit is outstanding, which Fee, subject to the following sentence, shall be calculated, on a 365/366 day year basis, and payable in arrears on the last day of each month. To the extent such Letter of Credit has been issued by BT in favour of HKBC such Fee shall be calculated, on a 365/366 day year basis, based on 50% of the average total utilisation by the Borrower of the Operating Facility by way of Overdraft or Letters of Credit issued by HKBC for such preceding month, and payable by HKBC, on behalf of the Borrower, to BT in arrears on the 15th day of each month with respect to the immediately preceding calender month."

20. Section 5.7(3) of the Credit Agreement is hereby amended to read in its entirety as follows:



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                                      - 9 -

         " (3) The Borrower shall pay to BT or HKBC, as applicable, upon the issuance, amendment or transfer of each Letter of Credit issued by BT or HKBC, as applicable, and each drawing made thereunder, the standard and prevailing documentary and administrative charges of BT or HKBC, as applicable, for issuing, amending, transferring or drawing under, as the case may be, Letters of Credit of similar amount, term and risk."

21. Section 5.7 of the Credit Agreement is hereby amended by adding the following subsection:

         " (4) The Borrower shall pay to HKBC a non-usage Fee equal to 0.125 of 1% per annum, calculated, on a 365/366 day year basis based on the difference between (i) the average total utilisation by the Borrower of the Operating Facility by way of Overdraft or a Letter of Credit issued by HKBC for such preceding month and
                  (ii) the Operating Commitment, and payable in arrears on the 15th day of each month with respect to the immediately preceding calender month, such Fee to be divided equally between BT and HKBC."

22. Section 5.8(1) of the Credit Agreement is hereby amended to read in its entirety as follows:

         " (1) If the Borrower shall be required to repay the Accommodations pursuant to Article 2 or Article 9, then the Borrower shall pay to BT or HKBC, as applicable, to the extent required in those Articles, an amount equal to the contingent liability of BT or HKBC, as applicable, in respect of (i) any outstanding Letter of Credit, and (ii) any Letter of Credit which is the subject matter of any order, judgment, injunction or other such determination (a "JUDICIAL ORDER") restricting payment under and in accordance with such Letter of Credit or extending the liability of BT or HKBC, as applicable, under such Letter of Credit beyond its stated expiration date. Payment in respect of each Letter of Credit shall be due in Canadian dollars."

23. Section 5.8(2) of the Credit Agreement is hereby amended to read in its entirety as follows:

         " (2) BT or HKBC, as applicable, shall, with respect to any Letter of Credit, upon the later of:

                  (a) the date on which any final and non-appealable order, judgment or other such determination has been rendered or issued either terminating the applicable Judicial Order or permanently enjoining BT or HKBC, as applicable, from paying under such Letter of Credit; and

                  (b) the earlier of (i) the date on which either (x) the original counterpart of the Letter of Credit is returned to BT or HKBC, as applicable, for cancellation, or (y) BT or HKBC, as applicable, is released by the



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                                     - 10 -

                           Beneficiary from any further obligations, and (ii) the expiry (to the extent permitted by any applicable
                           Law) of the Letter of Credit,

         pay to the Borrower an amount equal to the difference between the amount paid to BT or HKBC, as applicable, pursuant to Section 5.8(1) and the amounts paid by BT or HKBC, as applicable, under the Letter of Credit."

24.      The Credit Agreement is hereby amended by adding the following as
Article 5A:

                             "ARTICLE 5A - OVERDRAFT

         SECTION 5A.1. HKBC, which has an Operating Commitment, agrees, on the terms and conditions of this Agreement, to the extent of: (a) two times the aggregate outstanding amount of Letters of Credit issued by BT in its favour pursuant to Section 5.1 (1) above, to permit the Borrower to incur an Overdraft in the Overdraft Account from time to time prior to the Relevant Repayment Date LESS (b) the face amount of all Letters of Credit issued by HKBC pursuant to this Agreement at the request of and to accommodate the Borrower.

         SECTION 5A.2. The Borrower shall pay interest to HKBC on the daily closing balance of the Overdraft at the Overdraft Rate. Such interest shall be calculated, on the basis of a 365/366 day year for the actual number of days occurring in the period for which such interest is payable, and payable monthly in arrears on the last day of each and every month.

         SECTION 5A.3 In addition to debiting the Overdraft Account with the amount of each cheque, payment, order or other item drawn on the Overdraft Account, and each withdrawal, HKBC shall also be entitled to debit the Overdraft Account with the amount of all interest (including compound interest) payable by the Borrower monthly to HKBC pursuant to this Agreement.

         SECTION 5A.4. The Borrower shall not permit the Overdraft to exceed the Operating Commitment or such lesser amount as may be permitted pursuant to Section 5A.1 above (the "PERMITTED OVERDRAFT"). HKBC may refuse to honour any cheque, permit any withdrawal, or pay any other item if the Overdraft exceeds, or would after such payment exceed, the Permitted Overdraft on the date such cheque, withdrawal or other item is presented to HKBC for payment; provided this Agreement shall continue to apply to the Overdraft and to the Borrower notwithstanding that any Overdraft is in excess of the Permitted Overdraft.

         SECTION 5A.5. The Borrower shall deliver to HKBC from time to time, promptly on request by HKBC, such number of HKBC's standard form Line of Credit By Way Of Current Account Overdraft Agreements as HKBC may request (collectively the "Overdraft Security"), and, in form and substance satisfactory to HKBC, a demand promissory note or other acknowledgement of debt evidencing


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                                     - 11 -

         the amount of all indebtedness and liability then owing by the Borrower to HKBC in respect of the Overdraft, and in this regard the Borrower shall deliver to HKBC a supply of blank demand promissory notes which HKBC shall be authorized, at its discretion, to complete on behalf of the Borrower from time to time in pursuance of this clause. In the event that any such promissory note or any other acknowledgement of debt, security or other document is requested by HKBC, HKBC shall not be obligated to honour any cheque or permit any withdrawal or other debit to the Overdraft Account until such promissory note, other acknowledgement of debt, security or other document is delivered to HKBC.

         SECTION 5A.6. The Borrower shall comply with the Overdraft Security and all present and future agreements between the Borrower and HKBC, including any operation of account agreements between the Borrower and HKBC; provided that in the event there exists any conflict between the provisions of (i) the Overdraft Security or any of such agreements and
         (ii) the provisions hereof, the provisions hereof shall govern.

         SECTION 5A.7. HKBC shall have the right at any time, notwithstanding any other provision of this Agreement or the occurrence or non-occurrence of a Default or an Event of Default, to demand immediate payment of the Overdraft, or any part thereof, together with interest, fees, charges and costs outstanding hereunder and the Borrower shall forthwith comply with any such demand. In addition, the Bank may at any time, notwithstanding any other provision of this Agreement or the occurrence or non-occurrence of a Default or an Event of Default, refuse to permit any further Overdraft forthwith upon giving notice to the Borrower, in which event thereafter HKBC shall not be obliged to honour any cheque, permit any withdrawal or permit the creation or increase of the Overdraft.

         SECTION 5A.8. Upon receipt from HKBC each month of a statement of the Overdraft Account together with all cheques or vouchers for amounts appearing therein charged to the Overdraft Account, the Borrower shall examine such statement, cheques or vouchers and check the credit and debit entries in the statements, and, within thirty days after HKBC delivers or mails such statement, cheques and vouchers to the Borrower, the Borrower shall notify HKBC in writing of any errors, irregularities or omissions therein or therefrom; and at the expiration of the said thirty days (except as to any errors, irregularities or omissions of which the Bank has been so notified) it shall be conclusively settled as between HKBC and the Borrower that such statement and the amount of the balance shown thereon is correct and the said cheques and vouchers are genuine and properly chargeable to and charged against the Overdraft Account and that the Borrower was not entitled to be credited with any sum not credited, as reflected by the statement. For greater certainty, HKBC shall not, in any legal action to which HKBC is a party, be required to prove the evidence of any transaction which is disclosed by any such statement or the accuracy of any such statement.

         SECTION 5A.9. No Security shall be released, discharged, redeemed or extinguished by reason of the Overdraft being repaid or the Overdraft Account ceasing to have a debit balance at any time or the Borrower ceasing to be indebted to the Bank, and shall subsist and secure future amounts debited to the Overdraft Account until such Security is returned or released and discharged in writing by the Agent on behalf of the Lenders."

25. Section 8.1(c) of the Credit Agreement is hereby amended to delete the words in said paragraph (v) "the lender of the Working Capital Line" and replace them by "HKBC".

26. Section 8.2(a) of the Credit Agreement is hereby amended to delete subparagraph (vii).

27. Section 8.3(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

         " (c) MAINTENANCE OF INTEREST COVERAGE RATIO. Ensure that Holdco 1, Holdco 2 and their respective Consolidated Subsidiaries have, as at the end of the Financial Quarter ending December 31, 1998, a minimum Interest Coverage Ratio of 1.60 to 1, as at the end of each of the Financial Quarters ending March 31, 1999, and June 30, 1999, a minimum Interest Coverage Ratio of
                  1.75 to 1, as at the end of the Financial Quarter ending September 30, 1999, a minimum Interest Coverage Ratio of 2.00 to 1 and, as at the end of each Financial Quarter thereafter, a minimum Interest Coverage Ratio of 2.75 to 1."

28. Section 9.1 of the Credit Agreement is hereby amended by deleting the reference to "BT's contingent liability" in the seventh last line thereof and replacing it by "the contingent liability of BT or HKBC, as applicable,".

29. Section 10.5(1) of the Credit Agreement is hereby amended to read in its entirety as follows:

         " (1) The Security Interests and Security constituted by the Security Documents shall be held by the Agent for the rateable benefit of the Lenders, in accordance with their respective terms. Whether such Security is held in the name of the Agent or in the name of any one or more of the Lenders and without regard to any priority to which any Lender may otherwise be entitled under applicable Law, each Lender shall so benefit based on the amount of Accommodations Outstanding, all interest and Fees accrued thereon, and all other amounts payable under this Agreement to such Lender as a proportion of the aggregate amount of Accommodations Outstanding, all interest and Fees accrued thereon and all other amounts payable under this Agreement to all Lenders, provided that, on the assumption that HKBC is able to draw as permitted under a Letter of Credit issued by BT in HKBC's favour and notwithstanding any other provision of this Agreement, BT and HKBC shall benefit on a 50/50 basis with respect to any proceeds of such Security in connection with Accommodations Outstanding under the Operating Facility."

30. Section 11.7 of the Credit Agreement is hereby amended by deleting the word "Document" and replacing it by the word "Documents".

31. The Credit Agreement is hereby amended by amending the amount showing on the execution page as being Operating Commitment for BT to read "Cdn$3,250,000" (but effective only once the existing Letter of Credit issued by BT in favour of Canadian Imperial Bank of Commerce has been terminated) and by amending the amount shown on the same page as being Operating Commitment for HKBC to read "Cdn$6,500,000" (but subject to the provisions of Section 5A.1).

32.      The Credit Agreement is hereby amended by replacing the existing
Schedule 3A thereto by the revised Schedule 3A attached hereto.

All other terms and conditions of the Credit Agreement shall remain in full force and effect, unamended, and the Borrower and Guarantor hereby confirm that all existing Credit Documents (including, without limitation, any Guarantees) and Security provided by them will remain in full force and effect for the benefit of the Lenders after the execution and delivery of this Second Amendment.

The Borrower hereby represents and warrants that the execution and delivery of this Second Amendment and the performance by it of its obligations hereunder have been duly authorized by all necessary corporate action, the Second Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower.

This Second Amendment shall be effective as of November 12, 1998, once fully executed by the parties hereto and the Agent has been provided with the following:

1. A certified copy of the resolution of the board of directors of the Borrower approving the execution of this Second Amendment.

2. A certificate of an officer of the Borrower certifying the names and true signatures of its officer authorized to sign this Second Amendment.

3. A certificate of status, compliance, good standing or like certificate with respect to the Borrower issued by the appropriate government officials of the jurisdiction of its incorporation.

4. Confirmation in form satisfactory to the Agent from each Additional Loan Party that the Credit Documents (including, without limitation any Guarantee) and Security provided by it are in good standing and in full effect.

5. Such other documents, instruments and legal opinions as the Agent or its counsel may reasonably require.

6. A fee of Cdn$26,784 to be shared equally between the Lenders, such fee being payable pursuant to Section 2.6(b) of the Credit Agreement as a result of prepayments of $9,100,000 having been made under the Acquisition Facility and of $2,060,000 having been made under the Term Facility. The fee of Cdn$26,784 was calculated by dividing the aggregate of the prepayments, being $11,160,000, by $50,000,000 and multiplying the result by $120,000.

7. A non-refundable loan restructuring fee of Cdn$388,400 to be shared equally between the Lenders, payable by December 30, 1998.

8. Receipt by the Agent of a letter of credit in the amount of US$8,000,000 issued by a bank acceptable to the Agent, and in form satisfactory to the Agent, on behalf of First Union Real Estate Equity and Mortgage Investments, which FUR Letter of Credit shall be held as security for the benefit of the Lenders in respect of the Accommodations Outstanding from time to time under the Credit Facilities.

In addition, Imperial shall pay to BT and HKBC, as applicable, on demand, all administrative costs and expenses, legal fees, and all other out-of-pocket costs and expenses incurred by BT and HKBC, respectively, in connection with this transaction.

Further it is hereby agreed that it will constitute an Event of Default under the Credit Agreement if, due to any action of the Borrower or any failure to act by the Borrower (or in the case of (1)(b) below any failure to act by Canadian Imperial Bank of Commerce), the Borrower has failed:

         (1) By noon on February 1, 1999 (a) to provide evidence satisfactory to the Agent of the termination of all of the Borrower's credit facilities with Canadian Imperial Bank of Commerce; (b) to return to the Agent the Letter of Credit issued by it in favour of Canadian Imperial Bank of Commerce; and (c) to provide evidence that the Overdraft Account has been opened with HKBC and that HKBC has received executed copies of all required Overdraft Security.

         (2) To provide by noon on February 1, 1999 evidence satisfactory to the Agent that the Borrower has closed all its current accounts with Canadian Imperial Bank of Commerce, other than those accounts which BT and HKBC agree may remain open.

Notwithstanding the foregoing, the Lenders hereby acknowledge and agree that:

(a) each CIBC Letter of Credit will remain in place until such CIBC Letter of Credit expires, is drawn on or is released, and in any event the Borrower agrees that the CIBC Letters of Credit will be cancelled not later than July 1, 1999.

Hongkong Bank of Canada hereby acknowledges and agrees that, from and after the date hereof, it will perform cash management services for the Borrower, including facilitating and overseeing the major portion of the work required in order to achieve the transition contemplated by paragraphs (1) and (2) above subject to the Borrower fully cooperating with HKBC in the process. Such Lender further agrees that its fees for such cash management services will not exceed the fees charged by Canadian Imperial Bank of Commerce for the same services, namely, $14,300 monthly, such fees to be reviewed, and revised if applicable, by HKBC semi-annually based on actual activity experience.

This Agreement shall be governed by, interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada as applicable therein, and may be executed in any number of counterparts. All such counterparts shall be an original and taken together shall be deemed to constitute one and the same instrument. Delivery by or on behalf of the undersigned of a facsimile of a signed copy of this Agreement shall be sufficient for all purposes.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BT BANK OF CANADA                                IMPERIAL PARKING LIMITED
(as Lender and as Agent)

Per:                                   Per:
    -------------------------------        -------------------------------------
      Authorizing Signing Officer               Authorizing Signing Officer
                                                                             c/s
Per:                                   Per:
    -------------------------------        -------------------------------------
      Authorizing Signing Officer               Authorizing Signing Officer


HONGKONG BANK OF CANADA                          IMPARK SERVICES LIMITED


Per:                                   Per:
    -------------------------------        -------------------------------------
      Authorizing Signing Officer               Authorizing Signing Officer
                                                                             c/s
Per:                                   Per:
    -------------------------------        -------------------------------------
      Authorizing Signing Officer               Authorizing Signing Officer

                                                                     SCHEDULE 3A

                              FORM OF ISSUE NOTICE

                                                                          [DATE]

BT BANK OF CANADA
OR HONGKONG BANK OF CANADA

Attention:    ____

Dear Sirs:

           The undersigned, Imperial Parking Limited (the "Borrower") refers to the Amended and Restated Credit Agreement dated as of April 17, 1997 as amended, supplemented or restated from time to time (the "Credit Agreement", the terms defined therein being used herein as therein defined) among the Borrower, the Agent and the Lenders, and hereby gives you notice pursuant to Section 5.2(1) of the Credit Agreement that the Borrower hereby requests an Issue under the Credit Agreement, and, in that connection, sets forth below the information relating to such Issue as required by Section 5.2(1) of the Credit Agreement:

      (a) The date of the Issue, being a Business Day, is _______________.

      (b) The Face Amount of such Letter of Credit is $_________.

      (c) The expiration date of such Letter of Credit, being a Business Day is ___________ .(1)

      (e) The conditions of drawing and documentary requirements are __________.

      (e) The name and address of the Beneficiary is __________________________

          ____________________________________________________________________.

                                               Yours truly,

                                               IMPERIAL PARKING LIMITED


                                               Per:
                                                   -----------------------------
                                                   Authorized Signing Officer


----------------

      (1) The expiration date shall occur no later than one year from the Issue Date.